EXHIBIT 10.12

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

SECOND AMENDMENT TO LICENSE AGREEMENT

This Second Amendment to License Agreement (“Second Amendment”) is effective as of this 29th day of August, 2003 (the “Effective Date”), by and between Pharmasset, Ltd., a Barbados International Business Company, with offices located at The Financial Services Center, Bishop’s Court Hill, Suite 111, St. Michael, Barbados (“Pharmasset”) and Emory University, a not-for-profit Georgia corporation with offices at 1380 South Oxford Road, N.E., Atlanta, Georgia 30322 (“Emory”), and amends certain terms of that certain License Agreement, dated December 30, 1998, between Emory and Pharmasset relating to D-D4FC (the “Agreement”).

RECITALS:

A.	Emory and Pharmasset have previously entered into the Agreement, pursuant to which Emory has licensed certain patent rights and know-how owned or controlled by Emory to Pharmasset relating to D-D4FC (as defined in the Agreement).

B.	Emory and Pharmasset entered into a First Amendment to the Agreement dated September 24, 1999, which First Amendment automatically terminated and is of no force and effect.

C.	Pharmasset and DuPont Pharmaceuticals Company (“DPC”) entered into a sublicense agreement effective as of August 16, 1999 whereby Pharmasset sublicensed certain rights relating to D-D4FC to DPC, which sublicense agreement is now terminated.

D.	Pharmasset has negotiated and desires to enter into a sublicense agreement with Incyte Corporation (“Incyte”) whereby, inter alia, certain rights licensed to Pharmasset pursuant to the Agreement are to be sublicensed to Incyte pursuant to a Collaboration and License Agreement (the “Sublicense”), which Emory has reviewed.

E.	Pharmasset and Emory deem it advisable to effect certain modifications to the Agreement as provided for herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties, Pharmasset and Emory hereby agree as follows:

1.	Definitions.

1.1	Use of Existing Definitions. All terms used in this Second Amendment and not otherwise defined herein shall have the same meanings ascribed to them in the Agreement.

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and asterisks [***], have been separately filed with the Commission.

1.2	Amendment of Definitions. The Agreement is hereby amended to provide that:

1.2.1	Section 1.8 of the Agreement is deleted in its entirety and replaced with the following:

“Licensed Compounds” shall mean

(i)	ß-D-2’,3’-dideoxy-2’,3’-didehydro-5-flrorocytidine (also known and referred to herein as D-D4FC) and any salts, esters, [***] derivatives thereof and [***] prodrugs thereof, and any complexes, hydrates and solvates thereof;

(ii)	any [***] analogs of D-D4FC and any salts, esters, [***] derivatives thereof and [***] prodrugs thereof and any complexes, hydrates and solvates thereof.

1.2.2	Solely as to Incyte as sublicense under the Sublicense, the provisions of Section 1.35 of the Sublicense, relating to the definition of “Net Sales”, shall apply in lieu of the provision of Section 1.14 of the Agreement with the following changes:

1.2.2.1	Each instance of the term “Net Sales” shall be replaced by the term “Net Selling Price” and every instance of “Product” shall be replaced with “Licensed Product” and “Combination Product” shall have the meaning ascribed to that term in the Sublicense.

2.	Amendment of Other Provisions of the Agreement. The provisions of the Agreement, other than definitions, are hereby amended as follows:

2.1	Exhibit A. Exhibit A of the Agreement is deleted in its entirety and replaced with Exhibit A to this Second Amendment.

3.	Consent: Emory hereby consents to Pharmasset entering into the Sublicense with Incyte pursuant to the Collaboration and License Agreement substantially similar to the draft dated August 29, 2003.

4.	General Terms.

4.1	Unamended Terms of Agreement Remain in Effect. Except as expressly amended hereby, the remaining terms of the Agreement shall remain in full force and effect.

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4.2	Entire Agreement. The Agreement, as amended by this Second Amendment, constitutes the entire agreement between Emory and Pharmasset regarding the subject matter contained herein.

4.3	Conflicts. In the event of any conflict between the provisions of the Agreement and this Second Amendment, the provisions of this Second Amendment shall govern and control.

4.4	Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia without regard to its conflicts of laws principles.

4.5	Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

4.6	Survival of Provisions. If any provision of this Second Amendment is for any reason held to be ineffective, unenforceable or illegal, such condition shall not affect the validity or enforceability of any of the remaining portions hereof; provided, further, that the parties shall negotiate in good faith to replace any ineffective, unenforceable or illegal provision with an effective replacement as soon as is practical.

IN WITNESS WHEREOF, Emory and Pharmasset have each executed this Second Amendment through an authorized officer as of the date first written above.

EMORY UNIVERSITY		PHARMASSET, LTD.

By:	/s/ Mary L. Severson	By:	/s/ Elliot F. Hahn

Name:	Mary L. Severson, Ph.D., JD	Name:	Elliot F. Hahn, Ph.D.

Title:	Assistant Vice President and Director, Office of Technology Transfer	Title:	Director

		By:	/s/ Alexandra Goll

		Name:	Alexandra Goll, Ph.D.

		Title:	Director

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Exhibit A

Licensed Patents (D-D4FC)

Patent Family of US Patent No. 5,703,058 and WO96/22278

Docket Number & Title	Country	Filing Date	Serial No.	Patent No.	Issue Date	Status
EMU133
Compositions containing 5-fluoro-2’,3’-didehydro-2’,3’-dideoxycytidine or a mono-, di-, or triphosphate thereof and a second antiviral agent	U.S.	1/27/95	08/379,276	5,703,058	12/30/97	Patented

EMU133CON
(5-Carboxamido or 5-Fluoro) - (2’ 3’ - Unsaturated or 3’ - Modified) - Pyrimidine Nucleosides	U.S.	12/30/97	09/001,084	5,905,070	5/18/99	Patented

EMU133CON 2
Treatment of HIV by administration of ß-D-2’, 3’-didehydro-2’,3’-dideoxy-5-fluorocytidine (D4FC)	U.S.	5/12/99	09/310,823	6,232,300	5/15/01	Patented

EMU133CON 3
(5-Carboxamido or 5-Fluoro) - (2’ 3’ - Unsaturated or 3’ - Modified) - Pyrimidine Nucleosides	U.S.	10/2/00	09/677,161	6,391,859	5/21/02	Patented

EMU133CON 4
(5-Carboxamido or 5-Fluoro) - (2’ 3’ - Unsaturated or 3’ - Modified) - Pyrimidine Nucleosides	U.S.	5/15/02	10/146,779			Pending

EMU 133 Foreign
(5-Carboxamido or 5-Fluoro) - (2’ 3’ - Unsaturated or 3’ - Modified) - Pyrimidine Nucleosides	PCT	1/29/96	US96/00965	WO 96/22778	8/1/96	Published, National Phase Entered

(5-Carboxamido or 5-Fluoro) - (2’ 3’ - Unsaturated or 3’ - Modified) - Pyrimidine Nucleosides	Europe	1/29/96	96902772.1 0 805 683 A			Pending

Docket Number & Title	Country	Filing Date	Serial No.	Patent No.	Issue Date	Status
(5-Carboxamido or 5-Fluoro) - (2’ 3’ - Unsaturated or 3’ - Modified) - Pyrimidine Nucleosides	Canada	1/29/96	2,211,612			Pending

(5-Carboxamido or 5-Fluoro) - (2’ 3’ - Unsaturated or 3’ - Modified) - Pyrimidine Nucleosides	Australia	1/29/96	47056/96	717580	7/13/00	Patented

(5-Carboxamido or 5-Fluoro) - (2’ 3’ - Unsaturated or 3’ - Modified) - Pyrimidine Nucleosides	Australia Divisional	2/3/00	14894/00			Pending

(5-Carboxamido or 5-Fluoro) - (2’ 3’ - Unsaturated or 3’ - Modified) - Pyrimidine Nucleosides	Japan	1/29/96	522990/1996 512887/98			Pending

Patent Family of US Application No. 09/488,874

EMU 2080

Docket Number & Title	Country	Filing Date	Serial No.	Patent No.	Issue Date	Status
HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	U.S. Prov	1/22/99	60/116,773			Converted

HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	U.S.	1/21/00	09/488,874			Pending

HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	PCT	1/21/00	US 00/01738	WO 00/43014		Published, National Phase Entered

HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	Australia	1/21/00	26270/00			Pending

HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	Brazil	1/21/00	0007627-9			Pending

HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	Canada	1/21/00	2,360,039			Pending

HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	China	1/21/00	00802998.9 1337880A			Published

HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	Europe	1/21/00	00904529.5 1143976			Published

Docket Number & Title	Country	Filing Date	Serial No.	Patent No.	Issue Date	Status
HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	Hong Kong	1/21/00	02101840.8 1040064			Published

HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	Israel	1/21/00	144382			Pending

HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	India	1/21/00	200100742/ DEL			Pending

HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	India-DIV	1/21/00	200100756/ DEL			Pending

HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	Japan	1/21/00	2000-594468			Pending

HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	South Korea	1/21/00	2001-7009139			Pending

HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	Mexico	1/21/00	1007359			Pending

HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	Norway	1/21/00	20013599			Pending

HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	Poland	1/21/00	P349576			Pending

Docket Number & Title	Country	Filing Date	Serial No.	Patent No.	Issue Date	Status
HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	New Zealand	1/21/00	512990			Pending

HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	Russian Federation	1/21/00	2001123432			Pending

HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	Singapore	1/21/00	9904985-0			In process of Grant

HIV-1 Mutations Selected for by ß-2’,3’-Didehydro-2’,3’-Dideoxy-5-Fluorocytidine	South Africa	1/21/00	2001/5971			Pending